SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to §240.14a-12

Resource Credit Income Fund

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Resource Credit Income Fund Announces Adjournment of

September 23, 2020 Special Meeting of Shareholders

New York, September 17, 2020

Resource Credit Income Fund (the “Fund”) has announced today that its special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”), previously scheduled to be held on September 23, 2020, has been adjourned to allow more time to gather votes on the proposals described below. Although the response to date has been favorable, the Fund has not yet received the necessary votes for passage of the proposals.

The Special Meeting will now occur on October 21, 2020 at 10:00 a.m. Eastern Time, the same time as previously scheduled. As previously communicated, the Special Meeting will be held virtually, and shareholders may access the meeting by following the instructions below. Shareholders will not be able to attend the Special Meeting in person.

As set forth in the proxy materials related to the Special Meeting, the Fund’s shareholders will be asked at the Special Meeting to consider and vote on the following proposals:

1.	To approve a new management agreement between Sierra Crest Investment Management LLC and the Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record as of the close of business on July 17, 2020 are entitled to notice of, and to vote at, the Special Meeting.

The virtual meeting will utilize online tools that ensure shareholders have the same rights and opportunities to participate as they would have had at an in-person meeting. To participate in the Special Meeting virtual format, shareholders must contact us before October 21, 2020 at 866-617-7530 between 9:00 a.m. and 5:00 p.m. Eastern Time, Monday through Friday, to be verified and to request a virtual meeting access code. To participate in the Special Meeting, shareholders should direct their browsers to www.virtualshareholdermeeting.com/RRECIF2020SM (the “Website”) and enter their unique access code. Shareholders may enter the meeting 15 minutes early or at 9:45 a.m. Eastern Time on October 21, 2020. A replay of the Special Meeting will be available at www.virtualshareholdermeeting.com/RRECIF2020SM for one year.

Whether or not a shareholder plans to attend the Special Meeting, the Fund urges shareholders to vote and authorize the shareholder’s proxy in advance of the Special Meeting by one of the methods described in the proxy statement for the Special Meeting. The proxy statement is available on the Internet at www.resourcealts.com. The proxy card included with the proxy statement previously distributed will not be updated to reflect the change in the new format of the Special Meeting and may continue to be exercised to vote a shareholder’s shares in connection with the Special Meeting.

Statements in this press release that are not historical facts are forward-looking statements as defined by the United States securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors which are, in some cases, beyond the Fund’s control and could cause actual results to differ from those set forth in the forward-looking statements.

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.

About the Fund

Resource Credit Income Fund is a continuously offered, closed-end fund that periodically offers to repurchase its shares from shareholders (also known as an “interval fund”).

About Resource

Resource* is a wholly-owned subsidiary of C-III Capital Partners LLC, a fully integrated asset management and commercial real estate services company. Additional information about Resource is available at www.resourcealts.com.

*	Resource is the marketing name for Resource Alternative Advisor, LLC and its affiliates.

Resource Credit Income Fund Announces Adjournment of

September 23, 2020 Special Meeting of Shareholders

New York, September 17, 2020

Resource Credit Income Fund (the “Fund”) has announced today that its special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”), previously scheduled to be held on September 23, 2020, has been adjourned to allow more time to gather votes on the proposals described below. Although the response to date has been favorable, the Fund has not yet received the necessary votes for passage of the proposals.

The Special Meeting will now occur on October 21, 2020 at 11:00 a.m. Eastern Time, the same time as previously scheduled. As previously communicated, the Special Meeting will be held virtually, and shareholders may access the meeting by following the instructions below. Shareholders will not be able to attend the Special Meeting in person.

As set forth in the proxy materials related to the Special Meeting, the Fund’s shareholders will be asked at the Special Meeting to consider and vote on the following proposals:

1.	To elect Ted Goldthorpe, Alexander Duka, Robert Warshauer and George Grunebaum to the Board of Trustees; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record as of the close of business on July 17, 2020 are entitled to notice of, and to vote at, the Special Meeting.

The virtual meeting will utilize online tools that ensure shareholders have the same rights and opportunities to participate as they would have had at an in-person meeting. To participate in the Special Meeting virtual format, shareholders must contact us before October 21, 2020 at 866-617-7530 between 9:00 a.m. and 5:00 p.m. Eastern Time, Monday through Friday, to be verified and to request a virtual meeting access code. To participate in the Special Meeting, shareholders should direct their browsers to www.virtualshareholdermeeting.com/RRECIF2020SM (the “Website”) and enter their unique access code. Shareholders may enter the meeting 15 minutes early or at 10:45 a.m. Eastern Time on October 21, 2020. A replay of the Special Meeting will be available at www.virtualshareholdermeeting.com/RRECIF2020SM for one year.

Whether or not a shareholder plans to attend the Special Meeting, the Fund urges shareholders to vote and authorize the shareholder’s proxy in advance of the Special Meeting by one of the methods described in the proxy statement for the Special Meeting. The proxy statement is available on the Internet at www.resourcealts.com. The proxy card included with the proxy statement previously distributed will not be updated to reflect the change in the new format of the Special Meeting and may continue to be exercised to vote a shareholder’s shares in connection with the Special Meeting.

Statements in this press release that are not historical facts are forward-looking statements as defined by the United States securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors which are, in some cases, beyond the Fund’s control and could cause actual results to differ from those set forth in the forward-looking statements.

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.

About the Fund

Resource Credit Income Fund is a continuously offered, closed-end fund that periodically offers to repurchase its shares from shareholders (also known as an “interval fund”).

About Resource

Resource* is a wholly-owned subsidiary of C-III Capital Partners LLC, a fully integrated asset management and commercial real estate services company. Additional information about Resource is available at www.resourcealts.com.

*	Resource is the marketing name for Resource Alternative Advisor, LLC and its affiliates.

For unvoted shares that previously voted in GS solicitation

We Are Calling For Your Assistance Again

URGENT REQUEST REGARDING OUR SPECIAL SHAREHOLDER MEETING

Dear Shareholder:

The Special Meeting of Shareholders of Resource Credit Income Fund was adjourned to October 21, 2020 with respect to proposal 1 seeking approval of the new management agreement between Sierra Crest Investment Management LLC and the Trust.

We appreciate your investment and want to acknowledge your meaningful participation in our previous proxy campaign.

Our records indicate that we have not yet received your vote in connection with this Special Meeting proposal.

Voting is easy and quick and will help avoid the need for our proxy solicitor, Broadridge, to initiate additional emails, mailings and phone calls to you.

To speak with a live agent and to vote shares, please call:

1-855-973-0089

Vote promptly.

Thank you for voting

For all other unvoted shares

We Need Your Vote!

URGENT REQUEST REGARDING OUR SPECIAL MEETING

Dear Shareholder

The Special Meeting of Shareholders of Resource Credit Income Fund was adjourned to October 21 2020 with respect to proposal 1 seeking approval of the new management agreement between Sierra Crest Investment Management and the Trust due to lack of shareholder participation. Your vote is missing and your participation is needed.

Please join your fellow shareholders and vote today! Voting is easy and quick and will help avoid the need for our proxy solicitor, Broadridge, to initiate additional emails, mailings and phone calls to you.

To speak with a live agent and to vote shares, please call:

1-855-973-0089

Vote promptly.

Thank you for voting

RESOURCE
CREDIT INCOME FUND

We Need Your Vote!

URGENT REQUEST REGARDING OUR SPECIAL SHAREHOLDER MEETING

Dear Shareholder:

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-855-973-0089

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-973-0089 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR

RESOURCE

CREDIT INCOME FUND

We Are Calling For Your Assistance Again

URGENT REQUEST REGARDING OUR SPECIAL SHAREHOLDER MEETING

Dear Shareholder:

1-855-973-0089

Vote promptly.

Thank you for voting

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-855-973-0089

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-973-0089 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR